Delaware Cash Reserve Fund

A Class    B Class    C Class    Consultant Class

Supplement to the current Prospectus
dated May 30, 2000

The following paragraph replaces the first paragraph under the section entitled "What are the Fund's main investment strategies? " on page 2 of the Prospectus:

"Delaware Cash Reserve invests in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities and short-term debt instruments of banks and corporations. "

The following replaces the description of "Asset-backed securities" under the section entitled "The securities we typically invest in" on page 5 of the prospectus:

Securities	How we use them
Asset-backed securities: Bonds or notes whose principal and interest is backed by an underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds.

We may invest without limit in asset-backed securities. We may invest only in securities rated in the highest rating category by an NRSRO. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Supplement to the current Statement of Additional Information dated May 30, 2000

The following replaces the first paragraph under the section entitled "Asset-Backed Securities" on page 4 of the Statement of Additional Information:

The Fund may also invest in securities which are backed by assets, including, but not limited to, receivables on home equity loans, commercial real estate loans, credit card loans, manufacturing housing loans, small business loans, and automobile, mobile home, and recreational vehicle loans, wholesale dealer floor plans and leases. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's). Such receivables typically are securitized in either a pass-through or a pay-through structure. Pass-through securities represent an ownership interest in the underlying assets and provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. The holders of pass-through securities bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. Pay-through securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The date of these Supplements is March 21, 2001.